Exhibit 99.1

2014 SUBURBAN MINNEAPOLIS MULTI-FAMILY PORTFOLIO ACQUISITION

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (unaudited)

AND YEAR ENDED DECEMBER 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders, Audit Committee and Board of Trustees

Sterling Real Estate Trust

Fargo, ND

We have audited the accompanying combined statement of revenues and certain expenses of the 2014 Suburban Minneapolis Multi‑Family Portfolio (the "Properties”) for the year ended December 31, 2013 and the related notes to the combined statement of revenues and certain expenses.

Management's Responsibility for the Combined Statement of Revenues and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain expenses. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Properties' preparation and fair presentation of the combined statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Properties for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of a Matter

We draw attention to Note 2 of the combined statement of revenues and certain expenses, which describes that the accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the current report on Form 8‑K/A of Sterling Real Estate Trust and is not intended to be a complete presentation of the Properties' revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Baker Tilly Virchow Krause, LLP

Chicago, Illinois

January 30, 2015

2014 SUBURBAN MINNEAPOLIS MULTI-FAMILY PORTFOLIO ACQUISITION

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (unaudited) AND

FOR THE YEAR ENDED DECEMBER 31, 2013

(in thousands)

	Nine Months Ended	Year Ended
	September 30, 2014	December 31, 2013
Revenues	(unaudited)
Real estate rental income	$11,754	$15,113

Certain Expenses
Real estate taxes	1,181	1,553
Administrative	567	873
Payroll and related	1,817	2,482
Utilities	1,235	1,388
Repairs and maintenance	1,622	2,145
Insurance	414	618
Total Certain Expenses	6,836	9,059

Revenues in excess of certain expenses	$4,918	$6,054

See Accompanying Notes to Combined Statement of Revenues and Certain Expenses

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

On December 19, 2014 Sterling Real Estate Trust (“Sterling”) through its Operating Partnership, Sterling Properties, L.L.L.P., acquired the 2014 Suburban Minneapolis Multi-Family Portfolio (the “Properties”) located in the greater Minneapolis/St. Paul metropolitan area (the “Acquisition”).  The acquisition was funded with cash on hand, three newly secured loans and borrowings under our lines of credit.

The Properties consist of seven multi-family apartment communities totaling 1,494 units located in the greater Minneapolis/St. Paul metropolitan area. The accompanying combined statements of revenues and certain expenses include the operations of the combined Properties, which primarily consist of leasing multi-family units under operating leases with terms of one year or less.

The following table summarizes the number of properties and units included in the Acquisition as of September 30, 2014 (unaudited):

1.	Brighton Village Apartments,	New Brighton, MN	240 units
2.	Georgetown on the River,	Fridley, MN	462 units
3.	Maplewood Apartments,	Maplewood, MN	240 units
4.	Robinwood Apartments,	Coon Rapids, MN	120 units
5.	Rosedale Estates North,	Roseville, MN	180 units
6.	Rosedale Estates South,	Roseville, MN	180 units
7.	Valley View Apartments,	Golden Valley, MN	72 units

NOTE 2 - BASIS OF PRESENTATION

The accompanying combined statements of revenues and certain expenses (“historical summary”) relate to the above referenced properties and have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commissions (“SEC”) under the Securities Act of 1933, as amended, which requires certain information with respect to real estate operations acquired to be included with certain filings made by Sterling with the SEC.

The combined statements of revenues and certain expenses are combined herein because the properties are under common management. The combined statements of revenues and certain operating expenses is not intended to be a complete presentation of the Properties revenues and expenses. Certain expenses such as depreciation and amortization expense are not reflected in the combined statements of revenues and certain operating expenses in accordance with Rule 3-14. The combined statements of revenues and certain operating expenses for the periods presented is not representative of the actual operations for the periods presented, as certain expenses which may not be in the proposed future operations of the Properties have been excluded. All intercompany transactions have been eliminated in combination.

The combined statement of revenues and certain operating expenses have been prepared on the accrual basis of accounting. The unaudited combined statement of revenues and certain operating expenses for the nine months ended September 30, 2014 have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information, but does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The unaudited statement of revenues and certain expenses for the nine months ended September 30, 2014 is not necessarily indicative of the expected results for the entire year ended December 31, 2014.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental income and other property revenues are recorded when due from tenants and recognized monthly as earned pursuant to the terms of the underlying leases.  Other property revenues consist primarily of laundry, application and other fees charged to tenants.

Advertising

Advertising costs are charged to operations when incurred. For the year ended December 31, 2013 and nine months ended September 30, 2014, advertising expense was $479 and $340 (unaudited), respectively, and is included in administrative expenses on the combined statement of revenues and certain expenses.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimated amounts.

Unaudited Interim Statement

The combined statement of revenues and certain expenses for the quarter ended September 30, 2014 is unaudited. In the opinion of management, the combined statement of revenues and certain expenses reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of normal recurring nature.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

From time to time, the Properties may be subject to legal proceedings and claims in the ordinary course of business. These matters are generally covered by insurance. Management is currently unaware of any matters that would have a material impact on the financial statements.

NOTE 5 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through January 30, 2015, the date this combined financial statement was available to be issued. There were no material subsequent events that required recognition or additional disclosure in this combined financial statement.